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                                                                    Exhibit 10.3

                                HADCO CORPORATION
                               CLERK'S CERTIFICATE


         The undersigned, JAMES C. HAMILTON, hereby certifies that he is the duly elected Clerk of HADCO CORPORATION, a Massachusetts corporation, that the following resolution was duly adopted by the Board of Directors of the Corporation at a meeting held on December 9 and 10, 1999, and that Exhibit A attached hereto is a true and complete copy of the amendments referred to in said resolution:

         VOTED: To amend the Hadco Corporation Retirement Plan in accordance with Exhibit "A" hereto.

         IN WITNESS WHEREOF, I have set my hand and the seal of the Corporation this 29h day of February 2000.


Attest:

                                              /s/ James C. Hamilton
                                             -----------------------------------
                                              JAMES C. HAMILTON, Clerk
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                   HADCO CORPORATION RETIREMENT PLAN AMENDMENT

                                   EXHIBIT "A"


1. The definition of "Entry Date" in Section 1.17 is amended to read as follows, effective for Plan Years beginning on or after January 1, 2000 (new language is in BOLD):

"1.17 ENTRY DATE SHALL MEAN, FOR PLAN YEARS BEGINNING ON OR AFTER JANUARY 1, 2000, THE FIRST DAY OF ANY CALENDAR MONTH FOLLOWING THE DATE A PARTICIPANT MEETS THE ELIGIBILITY REQUIREMENTS OF SECTION 2.01 OF THE PLAN. FOR PLAN YEARS ENDING ON OR BEFORE DECEMBER 31, 1999, ENTRY DATE shall mean any January 1, April 1, July 1 or October 1 following the date a Participant meets the eligibility requirements of Section 2.01 of the Plan."

2. The first paragraph of Section 2.01, relating to eligibility to participate in the Plan, is amended to read as follows, effective for Plan Years beginning on or after January 1, 2000 (new language is in BOLD):

"2.01 INITIAL PARTICIPATION

         For Plan Years ending on or before December 31, 1987, each Employee, other than an Employee who is covered by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining, shall commence participation hereunder on the first day of the month next following his completion of a Participation Computation Period during which he completed one thousand (1,000) Hours of Service, but in no event earlier than the Effective Date. For Plan Years beginning on or after January 1, 1988, each Employee, other than an Employee who is covered by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining, shall commence participation hereunder on the Entry Date next following the completion of a six month period of service with the Employer without regard to the number of Hours of Service completed. FOR PLAN YEARS BEGINNING ON OR AFTER JANUARY 1, 2000, EACH EMPLOYEE, OTHER THAN AN EMPLOYEE WHO IS COVERED BY A COLLECTIVE BARGAINING AGREEMENT UNDER WHICH RETIREMENT BENEFITS WERE THE SUBJECT OF GOOD FAITH BARGAINING, SHALL COMMENCE PARTICIPATION HEREUNDER ON THE ENTRY DATE NEXT FOLLOWING THE COMPLETION OF A ONE-MONTH PERIOD OF SERVICE WITH THE EMPLOYER WITHOUT REGARD TO THE NUMBER OF HOURS COMPLETED, BUT IN NO EVENT PRIOR TO FEBRUARY 1, 2000."